UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 12, 2025

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas		76210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 777-5706

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On June 12, 2025, the Board of Directors (the “Board”) of Sally Beauty Holdings, Inc. (the “Company”) elected Max Rangel to the Board. Mr. Rangel has also been named to the Nominating, Governance, and Corporate Responsibility and Compensation and Talent Committees of the Board.

Mr. Rangel will participate in the Company’s director compensation program. A complete description of the Company’s current director compensation program is set forth in the Sally Beauty Holdings, Inc. Amended and Restated Independent Director Compensation Policy dated September 16, 2024, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Mr. Rangel is not a party to any transaction with the Company that would be reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended. Mr. Rangel is not a party to any material plan, contract, or arrangement in connection with his election to the Board.

The Board has determined that Mr. Rangel is an “independent director” as defined under the listing requirements of the New York Stock Exchange.

The press release announcing the appointment of Mr. Rangel to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d)

Exhibit	Description

10.1	Sally Beauty Holdings, Inc. Independent Director Compensation Policy (amended and restated as of September 16, 2024).
99.1	Press release dated June 18, 2025, announcing the appointment of Max Rangel to the Board of Directors of Sally Beauty Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

June 18, 2025	By:	/s/ Denise Paulonis
Name: Denise Paulonis
Title: President and Chief Executive Officer